Vector Variable Annuity

Vector II Variable Annuity

Flexible Premium Deferred Variable Annuity

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated June 30, 2011

to Prospectuses Dated May 1, 2011

This supplement will alter the prospectus listed above in the following manner:

The Board of Trustees of the Chariot Absolute Return All Opportunities Portfolio (the “Portfolio”), a separate series of the Northern Lights Variable Trust, has concluded that it is in the best interests of the Portfolio and its shareholders that the Portfolio cease operations. The Fund’s Advisor, Chariot Advisors, LLC, recommended that the Board close the Fund, due primarily to the small size of the Fund.  The Board has determined to close the Portfolio, and redeem all outstanding shares, on or about August 31, 2011.  The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

In preparation for this liquidation, effective June 30, 2011, the Portfolio will be closing to all investors. If You previously elected to have transfers made to the Portfolio under an automatic investment program or have premium payments directed to the Portfolio, then We ask that You submit new instructions to Us for such program prior to August 31, 2011. If We do not receive new instructions from You by August 31, 2011, then transfers or premium payments received after August 31, 2011 that were previously directed to the Chariot Absolute Return All Opportunities Portfolio will be redirected to the ProFund VP Money Market. Similarly, any other amounts (such as new premiums or transfers) directed to the Portfolio will be redirected and allocated to the ProFund VP Money Market.

On page two of the prospectus, under Separate Account Investment Portfolios, the following Portfolio will be closed to all investors as of June 30, 2011 and the Portfolio will be liquidated on or about August 31, 2011.

            Chariot Absolute Return All Opportunities Portfolio

Under the section titled, Investment Policies of the Portfolios, the following Portfolio will be closed to all investors as of June 30, 2011 and the Portfolio will be liquidated on or about August 31, 2011.

Chariot Absolute Return All Opportunities Portfolio	Seeks to achieve consistent positive absolute returns throughout various market cycles.

Please retain this supplement for future reference.